Statements of Net Assets Available for Benefits - EBP 008 - USD ($)	Dec. 31, 2025	Dec. 31, 2024
Investments:
Total investments	$ 2,414,720,784	$ 2,123,242,938
Receivables:
Employer contributions	2,622	0
Notes receivable from participants	33,068,894	32,315,429
Total receivables	33,071,516	32,315,429
Total Assets	2,447,792,300	2,155,558,367
Liabilities	0	0
Net assets available for benefits	$ 2,447,792,300	$ 2,155,558,367